UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2025

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	000-09881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way
P.O. Box 459

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 20, 2025, Shenandoah Telecommunications Company (“Shentel”) issued a press release announcing that Shentel Issuer, LLC, a limited-purpose, bankruptcy remote subsidiary of Shentel, has priced its inaugural offering of $567,405,000 aggregate principal amount of secured fiber network revenue term notes, consisting of $489,142,000 5.64% Series 2025-1, Class A-2 term notes and $78,263,000 6.03% Series 2025-1, Class B term notes, each with an anticipated repayment date in December 2030 (collectively, the “Notes”). The Notes have a weighted average coupon rate of approximately 5.69% and will be secured by certain fiber network assets and related customer contracts primarily in the States of Virginia, Ohio, Pennsylvania, Indiana, and Maryland. The offering is expected to close on December 5, 2025.

Shentel intends to use the net proceeds of the offering to, among other things, repay and terminate its existing term loans and for general corporate purposes.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act.

This does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements and projections about Shentel within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, its business strategy, its prospects, its financial position, the offering of the Notes and use of proceeds therefrom. These statements can be identified by the use of forward-looking terminology such as “believes,” “intends,” “may,” “will,” “should,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to Shentel’s beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel’s control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements/. A discussion of factors that may cause actual results to differ from management’s projections, forecasts, estimates and expectations is available in Shentel’s filings with the Securities and Exchange Commission. Those factors may include, among others, changes in our ability to close the Notes offering, overall economic conditions including rising inflation, changes in tariffs, new or changing regulatory requirements, changes in technologies, changes in competition, changing demand for our products and services, our ability to execute our business strategies, availability of labor resources and capital, natural disasters, pandemics, and outbreaks of contagious diseases and other adverse public health developments. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: November 20, 2025	By:	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer (Principal Financial Officer)